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                                                                    Exhibit 99.1

(ENTERASYS (TM) LOGO)                               NEWS FROM ENTERASYS NETWORKS


                                DRAFT 2, 10/26/05


CONTACT:    KEVIN FLANAGAN
            ENTERASYS NETWORKS
            978-684-1473
            KFLANAGA@ENTERASYS.COM

      ENTERASYS NETWORKS' SHAREHOLDERS APPROVE 1-FOR-8 REVERSE STOCK SPLIT



ANDOVER, MASS. -- OCTOBER 26, 2005 -- Enterasys Networks (NYSE: ETS), the Secure Networks Company(TM), today announced that its shareholders have approved the Company's plan to implement a 1-for-8 reverse stock split. The vote took place at a special meeting of shareholders on October 24.

The reverse split will take effect at the close of trading on Friday, October 28, 2005. Shareholders will receive one share of Enterasys common stock for every eight shares they currently own, and cash payments will be made in lieu of fractional shares to the extent that an individual's holdings are not evenly divisible by eight.

EquiServe Trust Company, N.A. will serve as the Exchange Agent in connection with the reverse split and will be mailing instructions to all record holders explaining the process for obtaining new stock certificates.

ABOUT ENTERASYS NETWORKS
Enterasys Networks is the Secure Networks Company, providing enterprise customers worldwide with the industry's most up-to-date portfolio of edge-to-core networking products, solutions and services, with award-winning policy-based security capabilities embedded into the infrastructure. For more information on Enterasys Secure Networks and the company's comprehensive wired and wireless products, visit www.enterasys.com. (ETS-F)

This news release contains forward-looking statements regarding future events, activities and financial performance, such as management's expectations regarding future revenue and cash flow; strategic relationships and market opportunities; product development; and other business strategies and objectives. These statements may be identified with such words as "we expect," "we believe," "we anticipate," or similar indications of future expectations. These statements are neither promises nor guarantees, and actual future financial performance, events and activities may differ materially. Readers are cautioned not to place undue reliance on these statements, which speak only as of the date hereof. We expressly disclaim any obligation to update such statements publicly to reflect changes in the expectations, assumptions, events or circumstances on which such statements may be based or that may affect the likelihood that actual results will differ materially.

Some risks and uncertainties that may cause actual results to differ materially from these forward-looking statements include, but are not limited to: worldwide and regional economic uncertainty and recent political and social turmoil may continue to negatively affect our business and revenue; we have a history of losses in recent years and may not operate profitably in the
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ENTERASYS NETWORKS' SHAREHOLDERS APPROVE 1-FOR-8 REVERSE STOCK SPLIT, P. 2


future; our quarterly operating results may fluctuate, which could cause us to fail to meet quarterly operating targets and result in a decline in our stock price; we earn a substantial portion of our revenue for each quarter in the last month of each quarter, which reduces our ability to accurately forecast our quarterly results and increases the risk that we will be unable to achieve previously forecasted results; we continue to introduce new products, and if our customers delay product purchases or choose alternative solutions, or if sales of new products are not sufficient to offset declines in sales of older products, our revenue could decline, we may incur excess and obsolete inventory charges, and our financial condition could be harmed; we may be unable to upgrade our indirect distribution channels or otherwise enhance our selling capabilities, which may hinder our ability to grow our customer base and increase our revenue; we have experienced significant changes in senior management and our current management team has been together for only a limited time, which could limit our ability to achieve our objectives and effectively operate our business; there is intense competition in the market for enterprise network equipment, which could prevent us from increasing our revenue and achieving profitability; a portion of the enterprises we sell to rely in whole or in part on public funding and often face significant budgetary pressure, and if these customers must delay, reduce or forego purchasing from us, our revenues could be harmed; we depend upon a limited number of contract manufacturers for substantially all of our manufacturing requirements, and the loss of any of our primary contract manufacturers would impair our ability to meet the demands of our customers; and those additional risks and uncertainties discussed in our most recent filings with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended July 2, 2005.

                                     - End -


 Enterasys Networks . 50 Minuteman Road . Andover, MA . 01810 . 978.684.1000 .
                                 enterasys.com